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    As filed with the Securities and Exchange Commission on October 23, 1998



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                   FORM 8 - K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                October 21, 1998



                            FIRST CHARTER CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


North Carolina                  0-15829                      56-1355866
--------------------------------------------------------------------------------
(State or other                 (Commission                  (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
incorporation)

           22 Union Street, North, Concord, North Carolina 28026-0228
--------------------------------------------------------------------------------
        (Addresses, including zip codes, of principal executive offices)

                                 (704) 786-3300
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


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Item 5 Other Events.

         On October 21, 1998, First Charter Corporation (the "Registrant") announced a stock repurchase. The Registrant announced that in connection with the pending acquisition of an insurance agency by First Charter Insurance Services, Inc., a wholly-owned indirect subsidiary of the Registrant, they intend to purchase in the open market up to 75,000 shares of First Charter common stock. A copy of the press release announcing the stock repurchase is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7 Financial Statements and Exhibits

         (c) The following exhibits are filed herewith:


Exhibit No.       Description
-----------       -----------

      99.1 News release disseminated on October 21, 1998 by First Charter Corporation



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          FIRST CHARTER CORPORATION


                                      By: /s/ Lawrence M. Kimbrough
                                          -------------------------------------
                                          Lawrence M. Kimbrough
                                          President and Chief Executive Officer

Dated:  October 23, 1998



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                                  EXHIBIT INDEX


                                                                    Sequential
Exhibit No.   Description                                            Page No.
-----------   -----------                                           -----------

99.1          News Release disseminated on October 21, 1998 by
              First Charter Corporation.